Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
For the year ended December 31, 2019, the Company reported a worldwide consolidated pre-tax loss of $15.3 million, which consisted of a pre-tax loss from U.S. operations of approximately $10.6 million and pre-tax loss from Japan operations of approximately $4.7 million. The pre-tax loss from Japan operations consists of a $1.0 million pre-tax loss from Transphorm Japan, Inc., a $3.7 million pre-tax loss from Transphorm Aizu, Inc. and a $1 thousand pre-tax income from Transphorm Epi, Inc.

For the year ended December 31, 2018, the Company reported a worldwide consolidated pre-tax loss of $25.8 million, which consisted of a pre-tax loss from U.S. operations of approximately $22.1 million, pre-tax loss from Transphorm Japan, Inc. operations of approximately $1.3 million and a pre-tax loss from Transphorm Aizu, Inc. operations of approximately $2.4 million.
There is no U.S. federal or foreign provision for income taxes because the Company has incurred operating losses since inception and is in a full valuation allowance position. For the years ended December 31, 2019 and 2018, the Company has recorded a state income tax provision of $1 thousand which represents minimum taxes. Deferred income taxes reflect the net tax effects of the net operating losses and the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows (in thousands):

	As of December 31,
	2019	2018
Deferred tax assets:
Net operating loss carryforwards	$43,973	$42,181
Tax credits	4,535	3,808
California capitalized research and development	343	290
Depreciation	—	153
Others, net	602	318
Total deferred tax assets	49,453	46,750
Valuation allowance	(49,403)	(46,749)
Deferred tax asset, net of valuation allowance	50	1
Deferred tax liabilities:
Others, net	—	(1)
Fixed assets	(50)	—
Total deferred tax liabilities	(50)	(1)
Net deferred tax assets	$—	$—
As of December 31, 2019 and 2018, the Company had no assurance that future taxable income would be sufficient to fully utilize the net operating loss carryforwards and other deferred tax assets in the future. Consequently, the Company determined that a valuation allowance of approximately $49.4 million and $47.8 million as of December 31, 2019 and 2018, respectively, was needed to offset the deferred tax assets resulting mainly from the net operating loss carryforwards. As such, for the years ended December 31, 2019 and 2018, the Company recorded an additional valuation allowance of $2.7 million and $6.4 million, respectively.

The Company files income tax returns in the U.S. federal, California, and Oregon jurisdictions and is subject to U.S. federal, state, and local income tax examinations by tax authorities. Generally, the statute of limitations is 3 years for U.S. federal income tax and 4 years for state and local taxes. The statute of limitations may be extended for tax years where a corporation has a net operating loss carryforward or by agreement with the jurisdictional taxing authority. Accordingly, all of the Company's U.S. federal, state and local income tax years since inception remain open to examination by tax authorities. The Company is not currently under audit by any taxing authority.

The Company follows the provisions of uncertain tax positions as addressed in ASC 740-10. The Company recognized no increase or decrease in the liability for unrecognized tax benefits for any period presented. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the period presented. The Company had no accruals for interest and penalties at December 31, 2019 and 2018.
The utilization of the Company’s net operating loss and tax credit carryforwards is dependent on the future profitability of the Company. Further, the Internal Revenue Code imposes substantial restrictions on the utilization of such carryforwards in the event of an ownership change of more than 50%, as defined, during any three-year period (Section 382 and 383 limitations). The Company has determined that several ownership changes have occurred, which have resulted in substantial limitations on the Company’s ability to utilize its pre-ownership change net operating loss and tax credit carryforwards. These substantial limitations are expected to result in both a permanent loss of certain tax benefits related to net operating loss carryforwards and federal research and development credits, as well as an annual utilization limitation. The Company performed an analysis through a private placement offering and anticipates no further Section 382 and 383 limitations.

As of December 31, 2019, the Company has federal net operating loss carryforwards of $234.8 million, of which $207.5 million will begin to expire in 2027 unless previously utilized, and the Company has state net operating loss carryforwards of $152.7 million which will begin to expire in 2028 unless previously utilized. The Company also has foreign net operating loss carryforwards of approximately $4.6 million which will begin to expire in 2024. The federal net operating loss generated for the years ended 2019 of $8.8 million and 2018 of $18.5 million can be carried forward indefinitely. However, the federal deduction for net operating losses incurred in tax years beginning after January 1, 2018 is limited to 80% of annual taxable income. The state net operating loss generated for the years ended 2019 of $5.1 million and 2018 of $15.3 million can be carried forward 20 years.

As of December 31, 2019, the Company has federal research and development credit carryforwards of $4.1 million, which will begin to expire in 2032 unless previously utilized, and the Company had California research and development credit carryforwards of $2.7 million, which do not expire.

Deferred tax assets have not been established for net operating and tax credit carryforwards that are deemed to have no value due to the Section 382 and 383 limitations discussed above and, therefore, are not reflected in the table of deferred tax assets presented above. Future ownership changes, if any, may further limit the Company’s ability to utilize its remaining net operating losses and tax credit carryforwards. The Company performed an analysis through a private placement offering and anticipates no further Section 382 and 383 limitations.

Reconciliation between federal statutory tax rate and the effective tax rate is shown in the following table:

	Year Ended December 31,
	2019	2018
Federal statutory income tax rate	21.00%	21.00%
Research and development credit	4.76%	1.61%
Nondeductible expenses	(3.18)%	(1.81)%
Loss in joint venture	(7.44)%	(1.99)%
Foreign income tax rate difference	2.99%	(1.04)%
Others, net	(0.75)%	0.02%
Valuation allowance	(17.38)%	(17.79)%
Effective tax rate	—%	—%

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act", H.R. 748) was signed into law. The CARES Act repealed the 80% taxable income limitation for the 2018–2020 taxable years and reinstated NOL carrybacks for the 2018–2020 taxable years. In addition, the CARES Act temporarily increases the business interest deduction limitations from 30% to 50% of adjusted taxable income for the 2019 and 2020 taxable year. Lastly, a TCJA technical correction that classifies qualified improvement property as 15-year recovery period, allowing the bonus depreciation deduction to be claimed for such property retroactive as if it was included in the TCJA at the time of enactment. The company does not anticipate a material impact to the consolidated financial statements for the year 2019 due to the recent enactment.